                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and David J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof. The authority under this Power of Attorney shall be effective upon the consummation of the merger of U. S. Bancorp, an Oregon corporation, with and into First Bank System, Inc., a Delaware corporation and renamed
"U.S. Bancorp".


       Signature                      Title                         Date
       ---------                      -----                         ----

/s/ John F. Grundhofer          President, Chief                 August 1, 1997
----------------------   Executive Officer and Director
John F. Grundhofer        (principal executive officer)


/s/ Susan E. Lester         Executive Vice President             August 1, 1997
----------------------     and Chief Financial Officer
Susan E. Lester           (principal financial officer)


                              Senior Vice President              ________, 1997
---------------------            and Controller
David J. Parrin               (principal accounting
                                    officer)


/s/ Linda L. Ahlers                 Director                     August 1, 1997
---------------------
Linda L. Ahlers


/s/ Harry L. Bettis                 Director                     July 11, 1997
---------------------
Harry L. Bettis


/s/ Gerry B. Cameron          Chairman and Director              August 1, 1997
---------------------
Gerry B. Cameron

       Signature                      Title                         Date
       ---------                      -----                         ----


/s/ Carolyn Silva Chambers          Director                     July 10, 1997
--------------------------
Carolyn Silva Chambers


/s/ Arthur D. Collins, Jr.          Director                     August 1, 1997
--------------------------
Arthur D. Collins, Jr.


/s/ Peter H. Coors                  Director                     August 1, 1997
--------------------------
Peter H. Coors


/s/ Franklin G. Drake               Director                     August 1, 1997
--------------------------
Franklin G. Drake


/s/ Robert L. Dryden                Director                     July 10, 1997
--------------------------
Robert L. Dryden


/s/ John B. Fery                    Director                     July 10, 1997
--------------------------
John B. Fery


/s/ Joshua Green III                Director                     July 16, 1997
--------------------------
Joshua Green III


/s/ Roger L. Hale                   Director                     August 1, 1997
--------------------------
Roger L. Hale


/s/ Delbert W. Johnson              Director                     August 1, 1997
--------------------------
Delbert W. Johnson


/s/ Norman M. Jones                 Director                     August 1, 1997
--------------------------
Norman M. Jones


/s/ Richard L. Knowlton             Director                     August 1, 1997
--------------------------
Richard L. Knowlton

       Signature                      Title                         Date
       ---------                      -----                         ----

/s/ Jerry W. Levin                  Director                     August 1, 1997
--------------------------
Jerry W. Levin


/s/ Kenneth A. Macke                Director                     August 1, 1997
--------------------------
Kenneth A. Macke


/s/ Allen T. Noble                  Director                     July 15, 1997
--------------------------
Allen T. Noble


/s/ Edward J. Phillips              Director                     August 1, 1997
--------------------------
Edward J. Phillips


/s/ Paul A. Redmond                 Director                     July 11, 1997
--------------------------
Paul A. Redmond


/s/ S. Walter Richey                Director                     August 1, 1997
--------------------------
S. Walter Richey


/s/ Richard L. Robinson             Director                     August 1, 1997
--------------------------
Richard L. Robinson


/s/ N. Stewart Rogers               Director                     July 10, 1997
--------------------------
N. Stewart Rogers


                                    Director                     _______, 1997
--------------------------
Richard L. Schall


/s/ Walter Scott, Jr.               Director                     August 1, 1997
--------------------------
Walter Scott, Jr.


/s/ Benjamin R. Whiteley            Director                     July 14, 1997
--------------------------
Benjamin R. Whiteley


                                        3